Debt - Future Maturities Of Debt (Detail) $ in Millions	Dec. 31, 2016 USD ($)
Long Term Debt Maturities
2017	$ 54
2018	49
2019	43
2020	43
2021	43
2022 and thereafter	586
Total	$ 818	[1]

[1]	Excludes unamortized debt issuance costs of $6 million and $9 million related to the Company’s Term Loan Facility and 8.75% Senior Notes due October 15, 2023, respectively, and a discount of $9 million related to the Company’s Term Loan Facility. These amounts do not represent contractual obligations with a fixed amount or maturity date.